[STEP-UP COUPON CONVERTIBLE SUBORDINATED NOTE]


        This Exchange Offer Expires at 5:00 p.m., New York City time, on
                               February 28, 2001.


                              LETTER OF ACCEPTANCE

                                       OF


                   -------------------------------------------
                                [Name of Holder]


         DELIVERED PURSUANT TO THE EXCHANGE OFFER DATED FEBRUARY 8, 2001

                                       OF

                             DATAMETRICS CORPORATION


         IMPORTANT: IN ORDER TO PARTICIPATE IN THE EXCHANGE OFFER YOU MUST COMPLETE AND SIGN THIS LETTER OF ACCEPTANCE AND SEND OR DELIVER IT AND YOUR 10% SUBORDINATED NOTE TO DATAMETRICS CORPORATION. PLEASE READ CAREFULLY THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF ACCEPTANCE REGARDING EXECUTION AND DELIVERY OF THIS LETTER OF ACCEPTANCE. AN IMPROPERLY COMPLETED LETTER OF ACCEPTANCE COULD PREJUDICE YOUR RIGHTS UNDER THE EXCHANGE OFFER.


NO HOLDER IS REQUIRED TO TENDER HIS 10% SUBORDINATED NOTE. PARTIAL TENDERS OF A 10% SUBORDINATED NOTE WILL NOT BE ACCEPTED. A HOLDER MAY DECIDE, AFTER CONSULTATION WITH HIS COUNSEL, ACCOUNTANT OR OTHER ADVISOR, THAT IT IS NOT IN HIS BEST INTEREST TO TENDER HIS 10% SUBORDINATED NOTE. THIS IS A DECISION WHICH EACH HOLDER MOST MAKE AND DATAMETRICS CORPORATION DOES NOT EXPRESS ANY OPINION CONCERNING THE CHOICE TO BE MADE BY ANY HOLDER.


Gentlemen:

         The undersigned hereby tenders to Datametrics Corporation (the "Corporation") his 10% Subordinated Note (the "Old Note") in the principal amount of $___________, in exchange for $________ in principal amount of the Corporation's Step-Up Coupon Convertible Subordinated Notes (the "New Notes"), all upon the terms and conditions set forth in the Exchange Offering Statement dated February 8, 2001, receipt of which is hereby acknowledged, and executes and delivers this Letter of Acceptance (which together with the Exchange Offering Statement constitutes the "Exchange Offer") in evidence thereof.

         Subject only to the delivery of the New Notes in accordance with the Exchange Offer, the undersigned hereby sells, assigns and transfers to the Corporation all right, title and interest in the 10% Subordinated Note tendered pursuant to the Exchange Offer and the Corporation shall receive all benefits and otherwise exercise all rights of beneficial ownership of such 10% Subordinated Note, all in accordance with the terms of the Exchange Offer. In particular, the undersigned hereby confirms that by tendering the 10% Subordinated Note in exchange for New Notes, the undersigned is irrevocably waiving any right to receive payment of the principal amount of, and any accrued or unaccrued interest on, and any other amounts owing in respect of, the 10% Subordinated Note so tendered and irrevocably releases any claims for any amounts resulting from any default under such 10% Subordinated Note, including, without limitation, all claims for damages, including, without limitation, liquidated damages, for any such defaults under the 10% Subordinated Note or related documents, including, without limitation, any damages for any failure to comply with any registration requirements imposed on the Corporation under any Registration Rights Agreement or otherwise.

         The undersigned understands that under the circumstances set forth in the Exchange Offering Statement and this Letter of Acceptance the Corporation may not be required to accept the 10% Subordinated Note tendered hereby.

         The undersigned understands that the New Notes have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on an exemption thereunder for, inter alia, transactions involving offers and sales to existing security holders, that the New Notes have not been approved or disapproved by the Securities and Exchange Commission or by any other federal or state commission or agency, and that no such commission or agency has passed on the accuracy or adequacy of the Exchange Offering Statement.

         Simultaneously with the delivery of this Letter of Acceptance, the undersigned in executing and delivering an Investor Suitability Questionnaire pursuant to which the undersigned is establishing his accredited status under Regulation D under the Securities Act.

         The undersigned represents and warrants that the undersigned is acquiring the New Notes for the undersigned's own account, for investment purposes only, and not with a view to the sale or other distribution thereof, in whole or in part.

         The undersigned understands that the New Notes issued in the Exchange Offer may not be sold, transferred, hypothecated or otherwise disposed of unless registered under the Securities Act and the relevant state securities laws or pursuant to an applicable exemption therefrom. The undersigned further understands that there is no obligation on the part of the Corporation so to register the New Notes to facilitate the sale thereof by the undersigned and that the Corporation has no intention to do so.

         The undersigned hereby warrants that the undersigned has full authority to sell, assign and transfer the 10% Subordinated Note tendered herewith, that all of the information set herein is true and correct and that the Corporation will acquire good and unencumbered title to such 10% Subordinated Note, free and clear of all liens, charges, encumbrances and adverse claims, when the same is acquired by it accordance with the terms of the Exchange Offer. All warranties herein contained shall survive consummation of the transaction contemplated herewith. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

         Unless otherwise indicated below under "Special Delivery Instructions," please mail the Preferred Stock and the New Warrant to the undersigned at the address below the undersigned's signature.


                  ALL TENDERING HOLDERS MUST DATE AND SIGN HERE


         ......................................................................
                                  (PLEASE DATE)

         X.....................................................................

         X.....................................................................
                            SIGNATURE(S) OF OWNER(S)

         Address:..............................................................
                          (NUMBER)                        (STREET)

         ......................................................................
         (CITY)                     (STATE)                          (ZIP CODE)

                          SPECIAL DELIVERY INSTRUCTIONS


                  To be competed ONLY if the New Notes are to be issued in the name of the undersigned but sent to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature.

         Please mail to:


         Name:.................................................................
                             (PLEASE TYPE OR PRINT)

         Address:..............................................................

         ......................................................................
                               (INCLUDE ZIP CODE)


                  If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, full title must be set forth, and a copy of any document or instrument authorizing such person to act in such capacity must be supplied herewith.

         Name:.................................................................
                             (PLEASE TYPE OR PRINT)

         Address:..............................................................
                          (NUMBER)                         (STREET)

         ......................................................................
         (CITY)                           (STATE)                   (ZIP CODE)



                                  INSTRUCTIONS


         The tender of your 10% Subordinated Note can be made by completing the Letter of Acceptance and returning it and your 10% Subordinated Note to the Corporation. PLEASE FOLLOW THESE INSTRUCTIONS CAREFULLY. If you have any questions on any aspect of this transaction, whether procedural or substantive, Mr. Gary Herman (212-603-7557) will be pleased to assist you. You should feel free to call Mr. Herman, collect, at any time.

                                  TIME SCHEDULE

         Please bear in mind that the Exchange Offer will terminate at 5:00 p.m., New York City time, on February 28, 2001. If you wish to avail yourself of the Exchange Offer, please submit your Letter of Acceptance as early as possible. Any Letter of Acceptance received after the Expiration Time may not be accepted by the Corporation. You may withdraw your tender of a 10% Subordinated Note at any time prior to the Expiration Time, by written notice of withdrawal to the Corporation.

                             PROCEDURE FOR TENDERING

         1. LETTER OF ACCEPTANCE. You may tender your 10% Subordinated Note and Old Warrant by completing and executing the Letter of Acceptance, and returning the Letter of Acceptance and your 10% Subordinated Note to the Corporation.

         2. DELIVERY. You should deliver your Letter of Acceptance and your 10% Subordinated Note and Old Warrant, either by registered or certified mail or by hand or by Federal Express (using account number 248143231), to:

                     Datametrics Corporation
                     c/o Mr. Gary Herman
                     1325 Avenue of the Americas, 26th Floor
                     New York, New York 10019

         3. TIME OF DELIVERY. 10% Subordinated Notes may be tendered at any time prior to the Expiration Time, which is 5:00 p.m., New York City time, on February 28, 2001. The Corporation must receive your Letter of Acceptance and your 10% Subordinated Note by the Expiration Time.

         4. METHOD OF DELIVERY. You may deliver your Letter of Acceptance and your 10% Subordinated Note to the Corporation by mail or by hand as described in instruction no. 2. The method of delivery is at your election and risk. If you choose to deliver by mail, then registered or certified mail, with return receipt requested, is recommended. If time will not permit your signed documents to reach the Corporation prior to the Expiration Time, your tender may be effected if (a) prior to the Expiration Time, the Corporation has received a telegram, telex, facsimile transmission or letter from you or your authorized agent setting forth your name and a statement that a tender is being made pursuant to the Exchange Offer and (b) your properly executed Letter of Acceptance and your 10% Subordinated Note are received by the Corporation within two business days after the Expiration Time.

         5. PROPER TENDER ACCEPTANCE. 10% Subordinated Notes are properly tendered pursuant to the Exchange Offer only when a duly executed Letter of Acceptance and the 10% Subordinated Note are received by the Corporation, or when a telegram, telex, facsimile transmission or letter is received, followed by receipt of the signed Letter of Acceptance and the 10% Subordinated Note as provided above. All questions as to the validity, eligibility (including time of receipt) and acceptance of your tender of a 10% Subordinated Note will be determined by the Corporation whose determination will be final and binding. The Corporation reserves the absolute right to reject any and all tenders of 10% Subordinated Notes not in proper form or if the acceptance thereof or payment therefor would, in the opinion of counsel for the Corporation, be unlawful or not in accordance with any rules or regulations to which the Corporation may be subject at the time the Corporation will not be under a duty to notify you or your agent or advisor of any defects or irregularities in your tender nor will the Corporation incur any liability for failure to give any such notification. The Corporation also reserves the absolute right to waive any and all conditions of the Exchange Offer or any defect in your tender.